SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: October 6, 1999
                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
           (Exact name of Registrant as Specified in its Charter)

                                   New York
                           (State of Incorporation)

                                   0-18684
                           (Commission File Number)

                                  14-1626307
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                   (Address of Principal Executive Offices)

                                (914) 454-3703
                       (Registrant's Telephone Number)

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Item 1-Item 4          Not Applicable.

Item 5 : Other Events. Not Applicable.

Item 6                 Not Applicable.

Item 7                 Financial Statements and Exhibits.

                         (a),(b)

                         (c)  Exhibits

                         (i)  Press release dated October 6, 1999.
                         (ii) Press release dated October 12, 1999.

Item 8.                Not applicable.

Item 9.                Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 1999                          COMMAND SECURITY CORPORATION


                                                By: /s/ Nathan Nelson
                                                    Nathan Nelson
                                                    Chief Financial Officer

For Immediate Release Contact:  William C. Vassell  Donald Radcliffe
                                Chairman            Radcliffe & Associates, Inc
                                Tel:(914) 454-3703  Tel:(212) 605-0174

                      TWO DIRECTORS OF COMMAND SECURITY
                      PURCHASE 110,000 SHARES OF STOCK
                       IN OPEN MARKET DURING SEPTEMBER

Lagrangeville, New York *** October 6, 1999 *** Command Security Corporation (NASDAQ:CMMD) announced today that during the month of September, two of its directors, William C. Vassell, Chairman and Peter Kikis purchased 49,000 shares and 61,000 respectively of its common stock in the open market. These transactions will be detailed on Form 4's which are currently being filed.

Commenting on their purchases, the directors said, "The Company continues to make progress, inprove cash flow, monitor costs and add new business. Our interim results for July and August have continued to demonstrate this progress. We believe that the current stock price does not reflect the value of the Company and may continue to purchase additional stock in the open market."

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward - looking statements represent the Company's judgement as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward looking statements.

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia, Massachusetts and Pennsylvania and provides services to independent security companies nationwide.

For Immediate Release Contact:  William C. Vassell   Donald Radcliffe
                                Chairman             Radcliffe & Associates, Inc
                                Tel:(914) 454-3703   Tel:(212) 605-0174

                        BOARD OF DIRECTORS OF COMMAND
             SECURITIES AUTHORIZES PURCHASE OF ITS COMMON STOCK

Lagrangeville, New York *** October 12, 1999 *** Command Security Corporation (NASDAQ:CMMD) announced today that its Board of Directors has authorized the purchase of up to 100,000 shares of its common stock. These purchases will be made in the open market from time to time depending on market conditions.

William C. Vassell, Chairman of Command said, "The Board feels that the company has made substantial progress during recent months and that its common stock is currently undervalued. We believe that the purchase of shares is a good investment and beneficial to our shareholders. We were pleased that our senior lender granted us a waiver from the standard covenants in our loan agreement to allow us to take advantage of this opportunity."

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward - looking statements represent the Company's judgement as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward looking statements.

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia, Massachusetts and Pennsylvania and provides services to independent security companies nationwide.